Exhibit 10.30

                                                          Split Dollar Agreement
                                                                     Page 1 of 8



         SPLIT -DOLLAR AGREEMENT (Collateral Assignment: Employee Owner)


THIS AGREEMENT made and entered into as of the ____ day of _______, 1999, by and between Hilb, Rogal and Hamilton Company, a Virginia corporation, with principal offices and place of business in the Commonwealth of Virginia (hereinafter referred to as the "Corporation"), and _______________, an individual residing in the Commonwealth of Virginia (hereinafter referred to as the "Employee"),

                                WITNESSETH THAT:

WHEREAS, the Employee is employed by the Corporation; and

WHEREAS, the Corporation desires to provide personal life insurance protection for the Employee, under a policy of life insurance insuring his life (hereinafter referred to as the "Policy"), which is described in Exhibit A attached hereto and by this reference made a part hereof, and which was issued by Nationwide Life Insurance Company or such other insurer as may be identified on Exhibit A (hereinafter referred to as the "Insurer"); and

WHEREAS, the Corporation is willing to pay the premiums due on the Policy as an additional employee benefit for the Employee, on the terms and conditions hereinafter set forth; and

WHEREAS, the Employee is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

WHEREAS, the Corporation wishes to have the Policy collaterally assigned to it by the Employee, in order to secure the repayment of the amounts which it will pay toward the premiums on the Policy;

NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

I. Purchase of Policy. The Employee has purchased the Policy from the Insurer in the total face amount as set forth on Exhibit A. The parties hereto have taken all necessary action to cause the Insurer to issue the Policy, and shall take any further action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the Collateral Assignment in the form attached hereto as Exhibit B (the "Collateral Assignment") relating to the Policy.





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                                                          Split Dollar Agreement
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2.       Ownership of Policy.  The Employee shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, subject to the Corporation's interest in the Policy and except as may otherwise be provided herein.

3. Death Benefit Option. The death benefit option indicated on Exhibit A shall be applicable. Such election may be changed at anytime upon written agreement of the parties and shall not alter any rights provided herein.

4. Payment of Premiums. On or before the due date of each Policy premium or within the grace period provided therein, the Corporation shall pay the full amount of the premium to the Insurer, and shall, upon request, promptly furnish the Employee evidence of timely payment of such premium. The Corporation shall annually furnish the Employee a statement of the amount of income reportable by the Employee for federal and state income tax purposes, as a result of the insurance protection provided the Employee's beneficiary.

5. Collateral Assignment. To secure the repayment to the Corporation of the amount of the premiums on the Policy paid by it hereunder, the Employee has, contemporaneously herewith, assigned the Policy to the Corporation as collateral by means of the Collateral Assignment, in the form attached hereto as Exhibit B. The Collateral Assignment of the Policy to the Corporation hereunder shall not be terminated, altered or amended by the Employee, without the express written consent of the Corporation. In the event that the Policy identified on Exhibit A is revised by the Corporation or in the event an additional policy is added under this Agreement, the Employee shall execute an additional collateral assignment in substantially the form attached hereto as Exhibit B to recognize the Corporation's interest in such policy.

6.       Limitations on Employee's Rights in Policy.

         a. Except as otherwise provided herein, the Employee shall not sell, assign, transfer , borrow against, surrender or cancel the Policy, change the beneficiary designation provision thereof, nor terminate the dividend election thereof without, in any such case, the express written consent of the Corporation.

         b. Notwithstanding any provision hereof to the contrary, the Employee shall have the right to absolutely and irrevocably give to a donee all of his right, title and interest in and to the Policy, subject to the Collateral Assignment of the Policy to the Corporation. The Employee may exercise this right by executing a written transfer of ownership in the form used by the Insurer for irrevocable gifts of insurance policies, and delivering this form to the Corporation. Upon receipt of such form, executed by the Employee and duly accepted by the donee thereof, the Corporation shall consent thereto in writing, and shall thereafter treat the Employee's donee as the sole owner of all the Employee's right, title and interest in and to the Policy to the Corporation pursuant hereto. Thereafter, the Employee shall have no right, title or interest in and to the Policy, all such rights being vested in and exercisable only by such donee.


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                                                          Split Dollar Agreement
                                                                     Page 3 of 8

         c. The Corporation shall hold and be responsible for safeguarding the Policy; provided, that if the Corporation assigns its rights under this Agreement with respect to any Policy as provided herein, the Corporation shall deliver the Policy to the donee or assignee, and the donee or assignee shall be responsible for safeguarding the Policy.

7.       Collection of Death Proceeds.

         a. Upon the death of the Employee, the Corporation shall cooperate with the beneficiary or beneficiaries designated by the Employee to take whatever action is necessary to collect the death benefit provided under the Policy; when such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

         b. Upon the death of the Employee the Corporation shall have the unqualified right to receive a portion of such death benefit equal to the total amount of the premiums paid by it hereunder reduced by any outstanding indebtedness which was incurred by the Corporation and secured by the Policy, including any interest due on such indebtedness. The balance of the death benefit provided under the Policy, if any, shall be paid directly to the beneficiary or beneficiaries designated by the Employee, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policy. In no event shall the amount payable to the Corporation hereunder exceed the Policy proceeds payable at the death of the Employee. No amount shall be paid from such death benefit to the beneficiary or beneficiaries designated by the Employee until the full amount due the Corporation hereunder has been paid. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

         c. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policy upon the death of the Employee and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policy, the Corporation and the
                  Employee's beneficiary of beneficiaries shall have the unqualified right to share such premiums based on their respective cumulative contributions thereto.

8.       Termination of the Agreement During the Employee's Lifetime.

         a. This Agreement shall terminate, during the Employee's lifetime, without notice, upon the occurrence of any of the following events: (a) total cessation of the Corporation's business; (b) bankruptcy, receivership or dissolution of the Corporation; or ( c) termination of Employee's employment by the Corporation (other than by reason of his death).






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                                                          Split Dollar Agreement
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         b.       In addition, the Employee may terminate this Agreement,  while no premium under the Policy is overdue, by prior written notice to the Corporation. Such termination shall be effective as of the date of such notice.

9. Disposition of the Policy on Termination of the Agreement During the Employee's Lifetime.

         a. For sixty (60) days after the date of termination of this Agreement during the Employee's lifetime, the Employee shall have the option of obtaining the release of the Collateral Assignment of the Policy to the Corporation. T o obtain such release, the Employee shall repay to the Corporation the total amount of the premium payments made by the Corporation hereunder, less any indebtedness secured by the Policy which was incurred by the Corporation and remains outstanding as of the date of such termination, including any interest due on such indebtedness. Upon receipt of such amount, the Corporation shall release the Collateral Assignment of the Policy, by the execution and delivery of an appropriate instrument of release.

         b. If the Employee falls to exercise such option within such sixty (60) day period, then, at the request of the
                  Corporation, the Employee shall execute any document or documents required by the Insurer to transfer the interest of the Employee in the Policy to the Corporation. Alternatively, the Corporation may enforce its right to be repaid the amount of the premiums on the Policy paid by it from the cash surrender value of the Policy under the Collateral Assignment of the Policy- provided that in the event the cash surrender value of the Policy exceeds the amount due the Corporation, such excess shall be paid to the Employee. Thereafter, neither the Employee nor Employee's respective heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

10. Insurer Not a Party. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer other than as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the Collateral
         Assignment executed by the Employee and filed with the Insurer in connection herewith.

11. Named Fiduciary. Determination of Benefits. Claims Procedure and Administration-

         a. The Corporation is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the


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                                                          Split Dollar Agreement
                                                                     Page 5 of 8

                  operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

         b. (1) Claim. A person who believes that he or she is being dented a benefit to which he or she is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Corporation, setting forth his or her claim. The request must be addressed to the President of the Corporation at its then principal place of business.

                  (2) Claim Decision.
                  Upon receipt of a claim, the Corporation shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Corporation may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

                  If the claim is dented in whole or in part, the Corporation shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Agreement on which such denial is based; ( c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; ( d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and ( e) the time limits for requesting a review under subsection (3) and for review under subsection (4) hereof

                  (3) Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Corporation review the determination of the Corporation. Such request must be addressed to the Secretary of the Corporation, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Corporation. If the claimant does not request a review of the Corporation's determination by the Secretary of the Corporation within such sixty (60) day period, he or she shall be barred and estopped from challenging the Corporation's determination. .

                  (4) Review of Decision. Within sixty (60) days after the Secretary's receipt of a request for review, he or she will review the Corporation's determination. After considering all materials presented by the claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent




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                                                          Split Dollar Agreement
                                                                     Page 6 of 8

                  provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

12. Amendment. This agreement may not be amended, altered or modified, except by a written instrument signed by the Corporation and the Employee hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

13. Binding Effect. This Agreement shall be binding upon and insure to the benefit of the Corporation and its successors and assigns, and the Employee, the Employee's successors, assigns, heirs, executors, administrators and beneficiaries.

14. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing, shall be deemed the date of notice, consent or demand.

15. Governing Law. This Agreement, and the rights if the parties hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

16. No Employment Contract. This Agreement shall not be construed as a contract of employment between the Corporation and the Employee, nor shall it be construed as creating any obligation for continued employment of the Employee by the Corporation.

17. Effective Date. The parties agree that this Agreement shall be effective as of November 15, 1998.


                            [SIGNATURE PAGE FOLLOWS]


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                                                          Split Dollar Agreement
                                                                     Page 7 of 8




IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.

HILB, ROGAL AND HAMILTON COMPANY



_______________________________


EMPLOYEE



_______________________________



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                                                          Split Dollar Agreement
                                                                     Page 8 of 8




                                    EXHIBIT A

The  following  life  insurance  policy is subject to the attached  Split-Dollar
Agreement:

Insurer                                    _____________________________________

Insured                                    _____________________________________

Policy Number                              _____________________________________

Face Amount                                _____________________________________

Death Benefit                              _____________________________________

Date of lssue                              _____________________________________

                                    EXHIBIT B

                              COLLATERAL ASSIGNMENT



         For Value Received the undersigned hereby assigns, transfers and sets over to HILB, ROGAL AND HAMILTON COMPANY, a Virginia corporation, its successors and assigns (herein called the "Assignee"), Policy No. __________ issued by Nationwide Life Insurance Company (the "Insurer") and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the "Policy"), upon the life of ______ ______________ and all claims, options, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph C hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned by this instrument jointly and severally agree and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

         A. This assignment is made pursuant to that certain Split-Dollar Agreement between the undersigned and the Assignee dated _______________, 1999 (the "Agreement") .

         B. It is expressly agreed that, without detracting from the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:


                  1. The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;


                  2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;


                  3. The sole right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances;


                  4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided, that unless and until the Employer shall notify the Insurer in writing to the contrary , the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment; and

                  5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.


         C. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this assignment and do not pass by virtue hereof:

                  1. The right to collect from the Insurer any disability --benefit payable in cash that does not reduce the amount of insurance;


                  2.       The right to designate and change the beneficiary;

                  3. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer; but the reservation of these rights shall in no way impair the right of the Employer to surrender the Policy completely with all its incidents or impair any other right of the Employer and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Employer.

         D. This assignment is made and the Policy is to be held as collateral security for any and all liabilities of the undersigned to the Assignee, either now existing or that may hereafter arise in the ordinary course of business between the undersigned and the Assignee, including, but not limited to the Employer's Interest in the Policy as that term is defined in the Agreement (all of which liabilities secured or to become secured are herein called "Liabilities").

         E. The Assignee covenants and agrees with the undersigned as follows:

                  1. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed;

                  2. That the Assignee will upon request forward without unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

         F. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein shall be drawn to the exclusive order of the Assignee and in such amounts as may be requested by the Assignee.

         G. The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, but the Assignee may exercise any such right, option, privilege or power without notice to or assent by the undersigned, or without affecting the liability of or releasing any interest hereby assigned by the undersigned.

         H. The Assignee may take or release other security , may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment without resorting to such other security.



                                        2
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         I.       In the event of any conflict  between the  provisions  of this assignment and the provisions of any note or other evidence of any Liability with respect to the Policy or any rights of collateral security therein, the provisions of this assignment shall prevail.

         J. The undersigned declares that no proceedings in bankruptcy are pending against him and this his property is not subject to any assignment for the benefit of creditors.

Signed and sealed this ______ day of April, 1999.

SIGN
HERE

















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